UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2023
__________________________________________________________________________
Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   713-350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 1, 2023, Main Street Capital Corporation (“Main Street”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 79,549,951 shares of common stock outstanding on the record date, February 28, 2023. The common stockholders of Main Street voted on five matters at the Annual Meeting. The final voting results from the Annual Meeting are as follows:
1.A proposal to elect each of the members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
J. Kevin Griffin	23,635,700	1,278,926	266,944	28,807,237
John E. Jackson	24,439,453	474,049	268,068	28,807,237
Brian E. Lane	23,048,624	1,867,597	265,352	28,807,234
Dunia A. Shive	24,010,776	899,066	271,730	28,807,235
Stephen B. Solcher	24,441,822	459,077	280,672	28,807,236
Vincent D. Foster	23,967,908	947,839	265,827	28,807,233
Dwayne L. Hyzak	24,473,229	440,158	268,183	28,807,237

2.A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2023:

Votes For	Votes Against	Abstentions
53,077,086	556,107	355,614

3.A proposal to approve, on an advisory basis, the compensation of Main Street’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,869,567	2,604,116	707,870	28,807,254

4.A proposal to approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
23,280,298	447,957	856,131	597,174	28,807,247

5.A proposal to approve an amendment to Main Street’s Articles of Amendment and Restatement to allow stockholders to amend Main Street’s bylaws by a majority vote of the outstanding shares entitled to be cast on the matter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,043,679	718,668	419,227	28,807,233

Item 8.01	Other Events.

On May 2, 2023, the Registrant issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated May 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 2, 2023	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel